UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 14, 2002

(Date of earliest event reported)

SANGSTAT MEDICAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-22890	94-3076-069
(State of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

6300 Dumbarton Circle Fremont, CA 94555
(Address of principal executive offices)

(510) 789-4300
(Registrant’s telephone number, including area code)

Item 5.	Other Events.

SangStat Medical Corporation (the “Company”) announced the election of Hollings C. Renton to its Board of Directors at the Company’s Annual Meeting of Stockholders held on May 14, 2002.  The Company issued a press release dated May 14, 2002, announcing the election of Mr. Renton, which is filed herewith as Exhibit 99.1.

Item 7.	Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit No.	Description
99.1	Press release dated May 14, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGSTAT MEDICAL CORPORATION

	By:	/s/ Stephen G. Dance
Stephen G. Dance
Date: May 22, 2002		Senior Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 14, 2002